MAXIM SERIES FUND, INC.

                Maxim Salomon Brothers High Yield Bond Portfolio

                                (the "Portfolio")
                                ----------------
                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                (800) - 537-2033



This Prospectus describes one of the thirty-four portfolios of Maxim Series Fund, Inc. (the "Fund"). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as investment adviser to each of the portfolios.



Each portfolio is a series of the Fund and each portfolio operates as a separate mutual fund and has its own investment objectives and strategies.



The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.



This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.


This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.



             The Securities and Exchange Commission has not approved
           or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.



                   The date of this Prospectus is May 1, 2005.


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The Portfolio at a Glance..............................................................3

Fees and Expenses......................................................................5

Examples...............................................................................6

More Information About the Portfolio...................................................6

Management of the Portfolio............................................................9

Important Information About Your Investment...........................................10

Financial Highlights..................................................................14

Additional Information................................................................16




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                            THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio's investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in the Portfolio.

Maxim Salomon Brothers High Yield Bond Portfolio (Sub-Adviser: Salomon Brothers Asset Management Inc)

The investment objective of this Portfolio is to:

o Seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Principal investment strategies.

o Under normal circumstances, this Portfolio will invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield/high-risk ("junk") bonds and convertible and preferred securities rated below investment grade and related investments.

o High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization. The Portfolio defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations; structured debt obligations; and convertible bonds, provided they are unrated or rated below investment grade. The Sub-Adviser does not have restrictions on the rating level of the securities in the Portfolio and may purchase and hold securities in default.

o Individual security selection is driven by the Sub-Adviser's economic view, industry outlook and credit analysis. The Sub-Adviser then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risk presented by these securities. The Sub-Adviser allocates the Portfolio's investments across a broad range of issuers and industries, which can help to reduce risk. In evaluating the issuer's creditworthiness, the Sub-Adviser employs fundamental analysis and considers the following factors: the strength of the issuer's financial resources; the issuer's sensitivity to economic conditions and trends; the issuer's operating history; and the experience and track record of the issuer's management or political leadership.

o The Portfolio may also invest in foreign equity and debt securities without limit within the parameters of the Portfolio's specific investment policies.

o The Portfolio normally maintains an average effective duration of between 3 and 7 years.

o Although the Portfolio invests primarily in high yield debt securities, the Portfolio may also invest up to 20% of its assets in other securities, including, but not limited to, investment grade fixed income securities and equity and equity related securities.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

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o Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.
o High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Preferred Stock Risk
o Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Portfolio Turnover Risk
The portfolio turnover rate for this Portfolio in 2004 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Derivatives and Hedging Techniques
o The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps.
o The Portfolio may use derivatives for any of the following purposes: as a substitute for buying or selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; to enhance the Portfolio's return as a non-hedging strategy that may be considered speculative.
o A derivative contract would obligate or entitle a portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on a portfolio's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when

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     stock prices, currency rates or interest rates are changing. A portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the portfolio's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

2004       9.36%

During the periods shown in the chart for the Maxim Salomon Brothers High Yield Bond Portfolio, the highest return for a quarter was 4.71% (quarter ending September 30, 2004) and the lowest return for a quarter was -0.56% (quarter ending June 30, 2004).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2004:


                                                                 One Year     Since Inception
Maxim Salomon Brothers High Yield Bond Portfolio                  9.36%           11.05%
Lehman U.S. Corporate High Yield Bond Index                       11.13%          14.52%

The inception date for the Maxim Salomon Brothers High Yield Bond Portfolio was May 21, 2003.

The Lehman U.S. Corporate High Yield Bond Index is an index generally representative of corporate bonds rated below investment-grade.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown are for the fiscal year ended December 31, 2004. Current or future expenses may be greater or less than those presented.


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

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                                                                 Maxim Salomon Brothers High Yield Bond Portfolio
------------------------------------------------------------ ---------------------------------------------------------
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Management Fees                                                                       1.10%
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Distribution (12b-1) Fees                                                              NONE
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Other Expenses                                                                        0.00%
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Total Annual Portfolio Operating Expenses                                             1.10%
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                                    EXAMPLES

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples do not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio                                          1 Year         3 Years          5 Years         10 Years
Maxim Salomon Brothers High Yield Bond Portfolio   $113           $355             $623            $1,418


                      MORE INFORMATION ABOUT THE PORTFOLIO

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         This Portfolio is managed by a sub-adviser which manages other mutual funds having similar names and investment objectives.
        While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the
         Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named Portfolio may differ substantially.
        -----------------------------------------------------------------

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio's investment strategies are applied at the time the Portfolio acquires a security.

The Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in a debt portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in the Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under "Money Market Instruments and Temporary Investment Strategies."


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Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Portfolio may invest in below investment grade debt securities

The Portfolio may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under "Foreign Securities."

While the Portfolio intends to principally invest in bonds, it may make other types of investments. For example, the Portfolios may invest a portion of its assets in equity securities. Equity securities are discussed below. The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk.
Derivatives are discussed below under "Derivatives."

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by the sub-adviser. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by the sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

                           OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio may, in a manner consistent with its investment objective and policies, invest in foreign securities. Accordingly, as an investor in this Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

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The Portfolio may invest in foreign securities has some exposure to foreign markets. This exposure will be minimized to the extent this Portfolio invests primarily in securities of U.S. issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives may be used by the Portfolio to hedge investments or manage interest or currency-sensitive assets. The Portfolio will enter into derivative transactions only to protect the value of its investments and not for speculative purposes. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivatives transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

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No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolio's investment limitations and more detailed information about its investment practices are contained in the Statement of Additional Information.

                           MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

                      Portfolio                                   Percentage of Average Net Assets
Maxim Salomon Brothers High Yield Portfolio                                    1.10%

Sub-Advisers

The Fund operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each sub-adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any sub-adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolios with an information statement. With respect to a newly retained sub-adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable portfolios a maximum of ninety (90) days after the addition of the new sub-adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no sub-advisers who are affiliated persons with MCM.

MCM has entered into an agreement with a sub-adviser for the Portfolio. The sub-adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell or hold any particular security. The sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to each sub-adviser for its services. The following sub-adviser provides services for the Portfolio:

                      Salomon Brothers Asset Management Inc
                Maxim Salomon Brothers High Yield Bond Portfolio

Following is additional information about the sub-adviser:

Salomon Brothers Asset Management Inc ("SaBAM") was established in 1987 and, together with its affiliates in London, Tokyo and Hong Kong, provides a broad range of

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fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM's principal address is 399 Park Avenue, New York, New York 10022. It is an indirect wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and securities trading - and use diverse channels to make them available to consumer and corporate customers around the world. SaBAM began managing the Maxim Salomon Brothers High Yield Bond Portfolio (the "High Yield Bond Portfolio") in August 2004.

Peter J. Wilby, CFA, James E. Craige, CFA, and Beth A. Semmel, CFA, are responsible for the day-to-day management of the High Yield Bond Portfolio. Mr. Wilby is a managing director and senior portfolio manager with SaBAM and has 22 years of investment industry experience. He is responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios for SaBAM. Mr. Wilby joined SaBAM in 1989, and is a member of the Salomon Brothers Asset Management Investment Policy Committee. He received a BBA and an MBA in Accounting from Pace University

Mr. Craige is a managing director with SaBAM and has 16 years of investment industry experience. He joined SaBAM in May 1992, and he is a senior portfolio manager for all emerging markets debt portfolios. Mr. Craige is a member of the Salomon Brothers Asset Management Investment Policy Committee. He received his BS in Finance from the University of Vermont.

Ms. Semmel is a managing director and senior portfolio manager with SaBAM and has 23 years of investment industry experience. Ms. Semmel is a Senior Trader for all high yield portfolios, and is a member of the Salomon Brothers Asset Management Investment Policy Committee. Mr. Semmel joined SaBAM in May 1993. She received a BA in Math and Computer Science from Colgate University.


                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio
Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio's shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares
The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values at the time of pricing.


                                       10


Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio's net asset value next calculated after the Portfolio receives the order in proper form.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor the Portfolio for any material conflicts that may arise and will determine what action should be taken.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

o    You can request an exchange in writing or by telephone.
o    Written requests should be submitted to:
         8515 East Orchard Road
         Greenwood Village, CO 80111.
o The form should be signed by the account owner(s) and include the following information:
     (1)  the name of the account;
     (2)  the account number;
     (3)  the name of the portfolio from which the shares are to be sold;
     (4)  the dollar amount or number of shares to be exchanged;
     (5)  the name of the portfolio(s) in which new shares will be purchased;
          and
     (6) the signature(s) of the person(s) authorized to effect exchanges in the account.
o    You can request an exchange by telephoning 1-800-537-2033.

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o A portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.
o    All telephone calls will be recorded.
o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.
o Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions
The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o    The Portfolio ordinarily distributes dividends semi-annually.
o    The Portfolio generally distributes capital gains at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios of the Fund are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio's securities and the reflection of that change in the Portfolio's share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.


The Fund maintains policies and procedures, approved by the board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in "good order", as described above) will be processed at the Portfolio's next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day's trade date at that day's net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. The procedures serve to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio's pricing time.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity.

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the plan recordkeeper's resources will be utilized to assist with the identification of such investors; and

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2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within 5 business days of each other. Upon identification of such investors, the past 90 days of the investor's activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM utilizes the resources of Great-West Retirement Services to contact the investor and the Plan involved. The investor receives a written request to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, trading restrictions may be implemented. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

Please note that the Fund's market timing procedures are such that the Fund does not impose trading restrictions unless or until a Portfolio or its agent first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund's practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences
The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

                                       13

Effect of Foreign Taxes. Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund's performance and other information.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or Greenwood Investments LLC, the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.


                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolio's financial history for the past five years, or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.


                                       14



MAXIM SERIES FUND, INC.

MAXIM SALOMON BROTHERS HIGH YIELD BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the period indicated is as follows:

                                                                               Year Ended December 31, Period Ended December 31,
                                                                               ---------------------------------------------
                                                                               --------------------    -----------------
                                                                                      2004                  2003 +
                                                                               --------------------    -----------------
                                                                               --------------------    -----------------
Net Asset Value, Beginning of Period                                         $               10.54   $            10.00

Income from Investment Operations

Net investment income                                                                         0.71                 0.29
Net realized and unrealized gain                                                              0.24                 0.60
                                                                               --------------------    -----------------
                                                                               --------------------    -----------------

Total Income From Investment Operations                                                       0.95                 0.89
                                                                               --------------------    -----------------
                                                                               --------------------    -----------------

Less Distributions

From net investment income                                                                   (0.71)               (0.28)
From net realized gains                                                                      (0.22)               (0.07)
                                                                               --------------------    -----------------
                                                                               --------------------    -----------------

Total Distributions                                                                          (0.93)               (0.35)
                                                                               --------------------    -----------------
                                                                               --------------------    -----------------

Net Asset Value, End of Period                                               $               10.56   $            10.54
                                                                               ====================    =================
                                                                               ====================    =================


Total Return                                                                                 9.36%                8.90%  o

Net Assets, End of Period ($000)                                             $             118,015   $          128,029

Ratio of Expenses to Average Net Assets                                                      1.10%                1.10%  *

Ratio of Net Investment Income to Average Net Assets                                         6.10%                5.18%  *

Portfolio Turnover Rate                                                                    179.98%              110.88%  o


 + The portfolio commenced operations on May 21, 2003.

 o Based on operations for the period shown and, accordingly, are not representative of a full year.

 * Annualized


See notes to financial statements.

17



                             ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and annual and semiannual reports are not made available in this manner.

The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3364.

























                         This Prospectus should be read
                       and retained for future reference.

                                       15